THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2008

Supplement dated December 5, 2008

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Discovery Select Group Retirement Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to reflect the change in the name and investment policy of the Premier VIT, OpCap Small Cap Portfolio.

PROSPECTUS CHANGES

I.	Cover page

On the cover page of the Prospectus, under the Premier VIT, the OpCap Small Cap Portfolio is deleted and replaced with the NACM Small Cap Portfolio. All references to the OpCap Small Cap Portfolio in the Prospectus are deleted and hereby replaced with the NACM Small Cap Portfolio.

II.	The Funds - Premier VIT

Within the Section entitled “The Funds” under Premier VIT on page 11, the OpCap Small Cap Portfolio paragraph is deleted in its entirety and replaced with the following:

NACM Small Cap Portfolio. Seeks capital appreciation by investing at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies, listed on the US exchanges, with small market capitalization generally ranging between the 5th and 95th percentile of the Russell 2000 Index.